UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 8, 2016 (June 7, 2016)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Subsidiary Guaranteed Notes Restructuring Support Agreement

On June 7, 2016, Caesars Entertainment Corporation (“CEC”), Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC” and, with its debtor subsidiaries, the “Debtors” and, together with CEC, the “Caesars Parties”), and certain holders (the “Consenting SGN Creditors”) of claims in respect of CEOC’s 10.75% senior unsecured notes due 2016 and 10.75% / 11.5% senior toggle notes due 2018 (collectively, the “Subsidiary Guaranteed Notes” and, the claims with respect thereto, the “SGN Claims”) entered into a Restructuring Support and Forbearance Agreement, dated as of June 6, 2016 (the “SGN RSA”), with respect to restructuring CEOC’s indebtedness (the “Restructuring”) in accordance with the terms of the term sheet attached as Exhibit A and incorporated into the SGN RSA (the “SGN Term Sheet”). The SGN RSA will become effective upon the signing of the SGN RSA by creditors holding at least 66.7% of the SGN Claims on or before June 30, 2016, which condition may be extended or waived in accordance with the SGN RSA (the “Agreement Effective Date”). All capitalized terms not defined in this description of the SGN RSA have the meanings ascribed to such terms in the SGN RSA.

The Consenting SGN Creditors agreed to, among other things, (a) support the Restructuring and vote all their SGN Claims in favor of the joint pre-negotiated chapter 11 plan of reorganization of the Debtors (the “CEOC Plan”) and, if applicable, a joint pre-negotiated chapter 11 plan of reorganization of CEC (the “CEC Plan” and, together with the CEOC Plan, the “Plans”), (b) instruct the trustee under the indenture governing the Subsidiary Guaranteed Notes (the “Trustee”) to seek a mutually agreeable stay with CEC with respect to Wilmington Trust, N.A., solely in its capacity as successor Indenture Trustee for the 10.75% Notes due 2016 v. Caesars Entertainment Corporation, Case No. 15-cv-08280 (S.D.N.Y.) (the “Wilmington Trust Case”), (c) instruct the Trustee to support any motion filed by the Debtors seeking an order temporarily enjoining all or some of the Caesars Cases (a “105 Injunction Order”), (d) not take any actions materially inconsistent with the transactions contemplated by the SGN RSA, (e) not transfer their SGN Claims unless the transferee agrees to be bound by the terms of the SGN RSA and (f) forbear from exercising certain default-related rights and remedies under the indenture governing the Subsidiary Guaranteed Notes. Pursuant to the SGN RSA, the Consenting SGN Creditors, on the one hand, and the Caesars Parties, on the other hand, agreed not to commence any litigation or interpose any claim arising from or in any way related to the Subsidiary Guaranteed Notes against the Caesars Parties, or the Trustee or any Consenting SGN Creditor, respectively.

The Caesars Parties also agreed to, among other things, (a) promptly amend the most recently filed CEOC Plan to reflect the terms of the SGN RSA and the SGN Term Sheet, (b) support and complete the Restructuring and all transactions contemplated under the SGN RSA and SGN Term Sheet, (c) use commercially reasonable efforts to enter into restructuring support agreements with other creditor constituencies of CEOC, each of which will not adversely affect the recoveries of holders of SGN Claims or impair CEOC’s ability to provide recoveries to holders of SGN Claims as contemplated by the SGN RSA and (d) pay certain fees and expenses of the Trustee and Consenting SGN Creditors.

The Consenting SGN Creditors holding greater than two-thirds of the aggregate amount of all SGN Claims held by the Consenting SGN Creditors (the “Requisite Consenting SGN Creditors”) may terminate the SGN RSA if, among other things, (a) the CEOC Plan is amended in a way that adversely affects the recoveries available to the holders of SGN Claims as contemplated in the SGN RSA and SGN Term Sheet, (b) the waiver in the CEOC Plan by certain first lien parties of turnover rights pursuant to the SGN Intercreditor Agreement, as provided for in the SGN Term Sheet, is amended or modified in any way, (c) any of the classes comprising the First Lien Notes Claims and Prepetition Credit Agreements Claims do not vote to accept the CEOC Plan, (d) the Caesars Parties have not entered into a restructuring support agreement with the Unsecured Creditors’ Committee by June 30, 2016, which agreement and any plan contemplated therein is entered into in accordance with the SGN RSA or (e) the Effective Date has not occurred by October 31, 2017, subject to mutually agreeable extension under the terms of the SGN RSA (the “Outside Date”).

The SGN RSA may be terminated by CEOC if, among other things, (a) required in the exercise of CEOC’s fiduciary duties as set forth in the SGN RSA or (b) the Effective Date has not occurred by the Outside Date. The SGN RSA may be terminated by CEC if, among other things, (w) required in the exercise of CEC’s fiduciary duties as set forth in the SGN RSA, (x) the Effective Date has not occurred by the Outside Date, (y) the Wilmington Trust Case is not stayed within five days of the Agreement Effective Date or (z) a 105 Injunction Order satisfactory to CEC is not in effect following June 15, 2016.

Pursuant to the SGN Term Sheet, regardless of whether holders of SGN Claims vote to accept or reject the CEOC Plan, on the Effective Date, each holder of an SGN Claim will receive its pro rata share of (i) $116,810,000 in New CEC Convertible Notes and (ii) 4.122% of New CEC Common Equity on a fully-diluted basis (giving effect to the issuance of the New CEC Convertibles Notes but not taking into account any dilution from any New CEC Capital Raise). In addition, to the extent CEOC is successful in its objections relating to claims for unmatured interest asserted by the indenture trustees for holders of claims in respect of CEOC’s second lien notes [Docket No. 3915], and certain classes of creditors receive an increased recovery as a result under the CEOC Plan, the recovery for holders of SGN Claims will increase by the same percentage and the “Reduced Claim Adjustment” under the CEOC Plan for holders of Second Lien Note Claims will be further adjusted accordingly. Further, in the CEOC Plan, holders of First Lien Notes Claims and Prepetition Credit Agreement Claims, and their respective trustees and/or agents, will waive their rights to turnover under the Subsidiary Guaranteed Notes Intercreditor Agreement.

The foregoing description of the SGN RSA does not purport to be complete and is qualified in its entirety by reference to the SGN RSA and its exhibits including the SGN Term Sheet, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Caesars Restructuring Support, Settlement and Contribution Agreement

On June 7, 2016, CEOC and CEC entered into a Restructuring Support, Settlement and Contribution Agreement (the “Caesars RSA”) with respect to the Restructuring, including the merger of Caesars Acquisition Company (“CAC”) with and into CEC (the surviving entity, “New CEC”). All capitalized terms not defined in this description of the Caesars RSA have the meanings ascribed to such terms in the Caesars RSA.

Pursuant to the Caesars RSA, CEC agreed to, among other things, support the Restructuring, negotiate definitive documentation in furtherance thereof and not take actions that would interfere with the Restructuring. In addition, CEC agreed to take, and cause its controlled subsidiaries (other than CEOC) to take, all actions necessary or appropriate to consummate the CEOC Plan, including, among other things: (a) the issuance of $1.0 billion of New CEC Convertible Notes, (b) the issuance of up to 52.7% of the New CEC Common Equity (which includes the New CEC Common Equity issuable pursuant to the New CEC Convertible Notes), (c) the commencement and consummation of any New CEC Capital Raise to fund New CEC’s contributions to the CEOC Plan, (d) the negotiation of and entry into a definitive Merger Agreement (which may be an amendment to the Merger Agreement, dated as of December 21, 2014, between CEC and CAC), along with an agreement by the Sponsors to approve the Merger (the “Sponsor Agreement”), no later than June 30, 2016, (e) the New CEC OpCo Stock Purchase for $700.0 million in cash and the New CEC PropCo Common Stock Purchase, if applicable, for $91.0 million in cash, (f) the contribution and/or distribution of cash to fund the closing of the Restructuring, (g) negotiation of, and entry into, various agreements contemplated by the CEOC Plan and (h) establishment of the composition of the New CEC board of directors.

Pursuant to the Caesars RSA, CEOC agreed to, among other things, support the Restructuring, negotiate definitive documentation in furtherance thereof and not take any actions that would interfere with the Restructuring. In addition, CEOC agreed to use its reasonable best efforts to obtain a 105 Injunction Order reasonably acceptable to CEC no later than June 15, 2016.

CEOC may terminate the Caesars RSA based on, among other things, (a) CEOC’s exercise of its fiduciary duties as set forth in the Caesars RSA, (b) CAC’s failure to execute a joinder to the Caesars RSA by June 17, 2016, (c) CEC and CAC failing to execute a Merger Agreement or to obtain the Sponsor Agreement, in each case, reasonably acceptable to CEOC by June 30, 2016 or (d) the Effective Date has not occurred by December 31, 2017.

CEC may terminate the Caesars RSA based on, among other things, (a) CEC’s exercise of its fiduciary duties as set forth in the Caesars RSA, (b) the CEOC Disclosure Statement not being approved by June 30, 2016, (c) the CEOC Confirmation Order not being entered by January 31, 2017, (d) CAC failing to execute a joinder to the Caesars RSA by June 17, 2016, (e) if either class comprised of the Prepetition Credit Agreements Claims or the Secured First Lien Notes Claims do not vote to accept the CEOC Plan or (f) the Effective Date not occurring by December 31, 2017. In addition, the Caesars RSA will terminate automatically, unless waived by CEC, if (x) on June 22, 2016, a 105 Injunction Order was not entered by June 15, 2016 or (y) five business days after a 105 Injunction Order ceases to be in effect.

The foregoing description of the Caesars RSA does not purport to be complete and is qualified in its entirety by reference to the Caesars RSA and its exhibits, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Important Additional Information

On December 21, 2014, CEC and CAC entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint information statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint information statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint information statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investors.caesars.com) or from CAC Investor Relations (investors.caesarsacquisitioncompany.com).

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “contemplated,” “might,” “expect,” “intend,” “could,” “would” or “estimate,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this Form 8-K. These forward-looking statements, including, without limitation, those relating to the Restructuring, wherever they occur in this filing, are based on CEC management’s current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CEC’s reports filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	The outcome of currently pending or threatened litigation and demands for payment by certain creditors and by the National Retirement Fund against CEC;

•	The effects of CEOC’s bankruptcy filing on CEOC and its subsidiaries and affiliates, including CEC and CAC, and the interest of various creditors, equity holders, and other constituents;

•	CEC’s limited cash balances and sources of available cash, including CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the CEOC restructuring as necessary and CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast;

•	The ability to retain key employees during the Restructuring;

•	The event that the Restructuring Support and Forbearance Agreements (“RSAs”) may not be consummated in accordance with their terms, or persons not party to the RSAs may successfully challenge the implementation thereof;

•	The length of time CEOC will operate in the Chapter 11 cases and CEOC’s failure to comply with the milestones previously provided by the RSAs or that may be included in other agreements relating to the Restructuring;

•	Risks associated with third party motions in the Chapter 11 cases, which may hinder or delay CEOC’s ability to consummate the Restructuring as contemplated by the RSAs;

•	Adverse effects of Chapter 11 proceedings on CEC’s liquidity or results of operations;

•	the Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement;

•	The effects of local and national economic, credit, and capital market conditions on the economy, in general, and on the gaming industry, in particular;

•	The ability to realize the expense reductions from our cost savings programs;

•	The financial results of our consolidated businesses;

•	The impact of our substantial indebtedness and the restrictions in our debt agreements;

•	Access to available and reasonable financing on a timely basis, including the ability of CEC to refinance its indebtedness on acceptable terms;

•	The ability of our customer tracking, customer loyalty, and yield management programs to continue to increase customer loyalty and same-store or hotel sales;

•	Changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines and fines of courts, regulators and governmental bodies;

•	Our ability to recoup costs of capital investments through higher revenues;

•	Abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	The effects of competition, including locations of competitors, competition for new licenses, and operating and market competition;

•	The ability to timely and cost-effectively integrate companies that we acquire into our operations;

•	The potential difficulties in employee retention and recruitment as a result of our substantial indebtedness or any other factor;

•	Construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	Litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•	Acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, losses in revenues and damage to property, and the impact of severe weather conditions on our ability to attract customers to certain of our facilities;

•	The effects of environmental and structural building conditions relating to our properties; and

•	Access to insurance on reasonable terms for our assets; and the impact, if any, of unfunded pension benefits under multi-employer pension plans.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

        (d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Restructuring Support and Forbearance Agreement, dated as of June 6, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation and each of the holders of SGN Claims party thereto.

10.2	Restructuring Support, Settlement and Contribution Agreement, dated as of June 7, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself, each of the debtors in the Chapter 11 Cases and its other direct and indirect subsidiaries and Caesars Entertainment Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: June 8, 2016	By:	/s/ Scott E. Wiegand
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restructuring Support and Forbearance Agreement, dated as of June 6, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation and each of the holders of SGN Claims party thereto.

10.2	Restructuring Support, Settlement and Contribution Agreement, dated as of June 7, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself, each of the debtors in the Chapter 11 Cases and its other direct and indirect subsidiaries and Caesars Entertainment Corporation.